OPPENHEIMER HOLDINGS INC.

2006 EQUITY INCENTIVE PLAN

EFFECTIVE DECEMBER 11, 2006

OPPENHEIMER HOLDINGS INC.

2006 Equity Incentive Plan
Effective December 11, 2006

Table of Contents

Section

Page

1.

Purpose

2.

Definitions

3.

Shares Subject to the Plan

4.

Grant of Awards and Award Agreements

5.

Duration of the Plan

6.

Terms and Conditions of Incentive Stock Options

7.

Terms and Conditions of Nonqualified Stock Options

8.

Automatic Grant of Options to Non-Employee Directors

9.

Provisions Relating to Options

10.

Other Stock-Based Awards.

11.

Certificates for Awards of Class A Shares

12.

Beneficiary

13.

Administration of the Plan

14.

Amendment or Discontinuance

15.

Adjustments in Event of Change in Class A Shares

16.

Miscellaneous

17.

Effective Date and Shareholder Approval

OPPENHEIMER HOLDINGS INC.

2006 Equity Incentive Plan
Effective December 11, 2006

1.

Purpose

The purpose of the Oppenheimer Holdings Inc. 2006 Equity Incentive Plan (the “Plan”) is to provide additional compensation incentives for high levels of performance and productivity of key employees, officers and directors of the Participating Companies.  The Plan is intended to strengthen the Participating Companies’ existing operations and their ability to attract and retain outstanding key employees, officers and directors upon whose judgment, initiative and efforts the continued success, growth and development of the Participating Companies is dependent.  Such incentive awards may consist of incentive stock options, nonqualified stock options, or other stock-based awards in the form of, or denominated in, Class A non-voting shares of the Company.

2.

Definitions

When used herein, the following terms shall have the following meanings:

(a)

“Award” means an award, in the form of Options or Other Stock-Based Awards, granted to any Participant in accordance with the provisions of the Plan.

(b)

“Award Agreement” means the written agreement or certificate evidencing each Award granted to a Participant under the Plan.

(c)

“Beneficiary” means the beneficiary or beneficiaries designated pursuant to Section 12 to receive the amount, if any, payable under the Plan upon the death of a Participant.

(d)

“Board” means the Board of Directors of the Company.

(e)

“Class A Shares” means the Class A non-voting shares of the Company.

(f)

“Code” means the United States Internal Revenue Code of 1986, as amended.

(g)

“Company” means Oppenheimer Holdings Inc. and its successors and assigns.

(h)

“Committee” means the committee or subcommittee of the Board appointed by the Board pursuant to Section 13 to administer the Plan.

(i)

“Effective Date” means December 11, 2006.

(j)

“Eligible Employee” means an employee, officer or director of any Participating Company whose responsibilities and decisions, in the judgment of the Committee, directly affect the management, growth, performance or profitability of any Participating Company, but shall not include a Non-Employee Director.

(k)

“Fair Market Value” means, the closing price of the Class A Shares as reported by the Toronto Stock Exchange or the New York Stock Exchange (or if such shares are not listed on the Toronto Stock Exchange or the New York Stock Exchange, or only on another national stock exchange or a national quotation system, as reported or quoted by such exchange or system) on the date of grant.  Fair Market Value may be determined in Canadian dollars or U.S. dollars.  The Fair Market Value of a Class A Share shall be rounded up to the nearest whole cent.

(l)

“Incentive Stock Option” means any Option awarded to an Eligible Employee that is intended to be and is designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(m)

“Non-Employee Director” means a director of the Company who is not an employee of any Participating Company.

(n)

“Nonqualified Stock Option” means any Option that is not an Incentive Stock Option.

(o)

“Parent” means any “parent” of the Company within the meaning of Section 424(e) of the Code.

(p)

“Participant” means an Eligible Employee or Non-Employee Director to whom an Award has been granted pursuant to the Plan.  When required by the context, “Participant” includes an individual who has been granted an Award but is no longer an employee, officer or director of any Participating Company.  Except as provided in Section 8, Non-Employee Directors shall not be eligible for Awards hereunder.

(q)

“Participating Company” means each of the following:  (i) the Company; (ii) any Subsidiary; (iii) any Parent; (iv) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (v) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (vi) any other entity in which the Company directly or indirectly has a material equity interest and which is designated as a “Participating Company” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Class A Shares subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

(r)

“Plan” means the Oppenheimer Holdings Inc. 2006 Equity Incentive Plan, as the same may be amended, administered or interpreted from time to time.

(s)

“Option” means an option to purchase Class A Shares subject to the applicable provisions of Sections 6, 7, 8 and 9 and awarded in accordance with the terms of the Plan and which may be an Incentive Stock Option or a Nonqualified Stock Option.

(t)

“Other Stock-Based Awards” means an award in the form of, or denominated in, Class A Shares granted under Section 10 hereof.

(u)

“Subsidiary” means any “subsidiary” of the Company within the meaning of Section 424(f) of the Code.

(v)

“Total Disability” means the complete and permanent inability of a Participant to perform all of his or her duties under the terms of his or her employment with any Participating Company or directorship with the Company, in each case, as determined by the Committee in its discretion and upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.  Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, “Total Disability” means that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

3.

Shares Subject to the Plan

(a)

The maximum number of Class A Shares which may be issued pursuant to Awards granted under the Plan shall be 1,100,000 shares, except for adjustments as provided in Section 15 of the Plan.  Such shares shall be made available from authorized and unissued shares or shares held by the Company in its treasury.  To the extent Awards terminate for any reason prior to exercise in full or are surrendered for cancellation or otherwise, the Class A Shares subject to such Award shall be added back to the number of Class A Shares reserved for issuance under the Plan and such Class A Shares will again become available for issue pursuant to Awards granted under the Plan.

(b)

The maximum number of Class A Shares which may be issuable in any one year period under the Plan or under another share compensation plan or program of the Company to Insiders as a group may not exceed 20% of the issued Class A Shares and Class B voting shares of the Company.  For the purposes hereof “Insider” means:

(i)

every director or senior officer of the Company,

(ii)

every director or senior officer of a company that is itself an insider of the Company,

(iii)

any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding other than voting securities held by the person or company as underwriter in the course of a distribution.

(iv)

any company of which a person named in (i), (ii) and (iii) beneficially owns, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of the company for the time being outstanding,

(v)

any trust or estate in which a person or company named in (i), (ii), (iii) and (iv) has a substantial beneficial interest or as to which such person or company serves as trustee or in a similar capacity,

(vi)

any relative of a person named in (i), (ii), (iii) and (iv) who resides in the same home as that person,

(vii)

any person who resides in the same home as a person named in (i), (ii), (iii) and (iv) and to whom that person is married or with whom that person is living in a conjugal relationship outside marriage, or

(viii)

any relative of a person mentioned in (viii) who has the same home as that person;

(c)

The maximum number of Class A Shares which may be issuable at any time to Insiders under Awards granted under the Plan and awards or options granted under another share compensation plan or program of the Company shall not exceed 10% of the then outstanding Class A Shares and Class B voting shares of the Company.

(d)

If, for any reason, any Class A Shares awarded or subject to purchase or issuance under the Plan are not delivered or are reacquired by the Company for reasons including, but not limited to, a forfeiture, termination, expiration or a cancellation of an Award, such Class A Shares shall be deemed not to have been issued pursuant to Awards under the Plan.

(e)

Subject to the other provisions of this Section 3, the maximum number of Class A Shares subject to any Other Stock-Based Award for which the grant of such Award is based on the attainment of performance goals that may be granted to any Eligible Employee under the Plan during any fiscal year of the Company is 500,000 Class A shares (subject to adjustment pursuant to Section 15), provided that the maximum number of Class A Shares for all Awards does not exceed 800,000 Class A shares (subject to adjustment pursuant to Section 15) during any fiscal year of the Company.  The individual limitations set forth in this Section 3(e) shall be cumulative; that is, to the extent that Class A Shares for which Awards are permitted to be granted to an Eligible Employee during a fiscal year are not covered by an Award to such Eligible Employee in a fiscal year, the number of Class A Shares available for Awards to such Eligible Employee shall, subject to the other provisions of this Section 3, automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.

Grant of Awards and Award Agreements

(a)

Subject to the provisions of the Plan and the requirements of the Toronto Stock Exchange and the New York Stock Exchange, the Committee shall (i) determine and designate from time to time those Eligible Employees or groups of Eligible Employees to whom Awards are to be granted; (ii) grant Awards to Eligible Employees; (iii) determine the form or forms of Award to be granted to any Eligible Employee; (iv) determine the amount or number of Class A Shares subject to each Award; (v) determine the terms and conditions (which need not be identical) of each Award; (vi) determine the price at which Class A Shares may be offered under each Award, which price may be zero; (vii) interpret, construe and administer the Plan and any related Award Agreement and define the terms employed therein; and (viii) make all of the determinations necessary or advisable with respect to the Plan or any Award granted thereunder.

(b)

Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee.  Such Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

(c)

Subject to the applicable policies and requirements of the Toronto Stock Exchange and the New York Stock Exchange, and provided that such action does not subject the Award to Section 409A of the Code without the consent of the Participant, the Committee may permit the voluntary surrender of all or a portion of any Award granted under the Plan (to the extent not theretofore exercised) to be conditioned upon the granting of a new Award, or may require such voluntary surrender (to the extent not theretofore exercised) as a condition to a grant of a new Award.  Any such new Award shall be subject to such terms and conditions as are specified by the Committee at the time the new Award is granted, determined in accordance with the provisions of the Plan without regard to the terms of the surrendered Award.  Notwithstanding the foregoing, a new Award at a lower price may not be substituted for a surrendered Award (except in accordance with the provisions of Section 15 hereof), unless such action is approved by the Company’s shareholders in accordance with the requirements of the New York Stock Exchange and the Toronto Stock Exchange.

5.

Duration of the Plan

Subject to the provisions of Section 14, the Plan shall remain in effect until December 11, 2016.

6.

Terms and Conditions of Incentive Stock Options

Incentive Stock Options shall be evidenced by Award Agreements, which Award Agreements shall be subject to the terms and conditions set forth in Section 9 of the Plan and shall contain in substance the following terms and conditions and such other terms and conditions not inconsistent therewith as the Committee may approve:

(a)

Eligibility.  Incentive Stock Options may be granted solely to Eligible Employees who are employees of the Company or any Participating Company.

(b)

Option Price.  Except as provided in Section 6(c), the option price per Class A Share underlying each Option shall be determined by the Committee and shall be at least 100% of the Fair Market Value of a Class A Share at the time such Option is granted.

(c)

Ten Percent Shareholders.  The option price per Class A Share underlying any Incentive Stock Option granted to any individual who, at the time of the grant, owns shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any of its Parents or Subsidiaries shall be 110% of the Fair Market Value of a Class A Share at the time such Option is granted.

(d)

Annual Limit.  To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Class A Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent, exceeds $100,000 or any other maximum established under the Code for Incentive Stock Options that may be granted to an individual employee, such Options shall be treated as Nonqualified Stock Options.

(e)

Medium and Time of Payment.  An Option shall be exercised by giving written notice of exercise to the Company.  Such notice shall specify the number of Class A Shares to be purchased and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by certified cheque, cashier’s cheque, money order or bank draft payable to the order of the Company for the full purchase price therefor; (ii) solely to the extent permitted by applicable law, if the Class A Shares are traded on an established securities exchange, the Toronto Stock Exchange or the New York Stock Exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Options or by payment in full or in part in the form of Class A Shares owned by the Participant based on the Fair Market Value of the Class A Shares on the payment date as determined by the Committee).  In addition, the Participant shall, upon notification of the amount due and prior to, or concurrently with, the delivery to the Participant of a certificate representing the Class A Shares, pay promptly any amount necessary to satisfy applicable federal, provincial, state or local tax requirements with respect to the issue or transfer of shares.  No Class A Shares shall be issued until all payments therefor, as provided herein, have been made or provided for.

(f)

Withholding.  It shall be a condition to the performance of the Company’s obligation to issue or transfer Class A Shares upon exercise of an Option or Options that the Participant pay, or make provision satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) which the Company is obligated to collect with respect to the issue or transfer of Class A Shares upon such exercise.

(g)

Exercise.  No Option granted which is an Incentive Stock Option shall be exercisable unless the Participant remains in the employ of the Company, a Parent or a Subsidiary for at least two years from the date of grant, and until the expiration of such two-year period, except as provided in Section 9 hereof

7.

Terms and Conditions of Nonqualified Stock Options

Nonqualified Stock Options shall be evidenced by Award Agreements which shall be subject to the terms and conditions set forth in Section 9 of the Plan and shall contain in substance the terms and conditions set forth in subparagraphs (b), (e) and (f) of Section 6 hereof and such other terms and conditions not inconsistent therewith as the Committee may approve.  The option price per Class A Share under a Nonqualified Stock Option shall be determined by the Committee and shall be at least 100% of the Fair Market Value of a Class A share at the time such option is granted.

8.

Automatic Grant of Options to Non-Employee Directors

Subject to:

(a)

compliance by the Company with all applicable securities regulatory requirements; and

(b)

there being a sufficient number of Class A Shares issuable under the Plan to accommodate the automatic grant of Options provided for in this Section 8;

Options to purchase Class A Shares shall be granted to Non-Employee Directors, including members of the Committee as follows:

(i)

Commencing on December 31 of the year in which a Non-Employee Director shall have first been elected as a director of the Company and on each December 31 thereafter (provided that such person shall continue to be a Non-Employee Director), each Non-Employee Director shall be granted automatically an Option (a “Director’s Option”) to purchase 5,000 Class A Shares for each year of service as a director; provided, however, the total number of Class A Shares subject to Options granted to a Non-Employee Director with respect to any five-year period shall not exceed 25,000 shares (reduced by the number of shares subject to any option granted to such Non-Employee Director under another plan or program of the Company).  On the fifth anniversary of the date of each grant of a Director’s Option or a Director’s Option under the Plan or the Company’s 1996 Equity Incentive Plan (collectively, a “Prior Option”) each Non-Employee Director shall be granted automatically a new Director’s Option to purchase the same number of Class A Shares that were subject to the Prior Option.  Each Director’s Option shall be exercisable on a cumulative basis as to 25% of the Class A Shares covered by each such Director’s Option commencing on the last days of each of the 24th, 36th, 42nd and 48th months after the date of grant and shall expire on the fifth anniversary of the grant of each Director’s Option.

(ii)

Each Director’s Option shall be exercisable at a price per share equal to 100% of the Fair Market Value on the date of the automatic grant.

(iii)

Any unexercised portion of any Director’s Option granted under the Plan automatically shall terminate and have no further force or effect whatsoever upon the Non-Employee Director’s ceasing to be a director of the Company, unless (i) such cessation of directorship shall be because of Total Disability (as determined by the Board in its discretion), in which case the Director’s Option shall be exercisable within a period of one (1) year following the date of cessation of directorship by the Non-Employee Director, his or her guardian, committee or other authorized representative, or (ii) such cessation of directorship shall be because of death, in which case the Director’s Option shall be exercisable within a period of one (1) year following the date of death by the Non-Employee Director’s Beneficiary; provided, however, that in no event may a Director’s Option be exercised after the expiration date thereof.

(iv)

Except as specifically otherwise provided in this Section 8, all Director’s Options shall be subject to the provisions of the Plan as if the Non-Employee director were an officer or employee of the Company.

9.

Provisions Relating to Options

Except as otherwise provided in Section 8 with respect to Director’s Options, all Options granted under the Plan shall be subject to the following provisions:

(a)

Term.  An Option shall have such term as is fixed by the Committee, provided that no Option may be exercised after the expiration of ten (10) years from the date of grant of such Option, further provided that no Incentive Stock Option granted to any individual who, at the time of the grant, owns shares of the Company possessing more than 10% of the total combined voting power of all classes of shares of the Company or any of its Parents or Subsidiaries may be exercised after the expiration of five (5) years from the date of grant of such Option.

(b)

Exercise.  Each Option granted under the Plan shall be exercisable with respect to such number of Class A Shares and, subject to the provisions of Section 6(g) hereof and this Section 9, at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant.

(c)

Rights as a Shareholder.  A recipient of Options shall have no rights as a shareholder with respect to any shares issuable or transferable upon exercise thereof until the date of issuance of a stock certificate to him for such shares.  Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

(d)

Non-Assignability of Options.  No Option shall be assignable or transferable by the recipient except by will or by the laws of descent and distribution.  During the lifetime of a recipient, Options shall be exercisable only by him.

(e)

Effect of Termination of Employment, Disability or Death.  Subject to the other provisions of Section 9 hereof, any unexercised portion of any Option granted under the Plan automatically shall terminate and have no further force or effect whatsoever upon the Participant’s ceasing to be employed by a Participating Company, (or by a corporation or subsidiary of such corporation issuing a new stock option or assuming such stock option in a transaction to which Section 424 of the Code is applicable), unless (i) such cessation of employment shall be because of (a) involuntary termination of employment by the employer corporation which the board of directors of the employer corporation in its sole discretion shall determine to be without cause, or (b) retirement in accordance with and as permitted by the terms and conditions of a retirement plan adopted by the employer corporation, in each of which cases the Option shall be exercisable within a period of three (3) months following the date of such cessation of employment, (ii) such cessation of employment shall be because of Total Disability (as determined by the Committee in its discretion), in which case the Option shall be exercisable within a period of one (1) year following the date of cessation of employment by the Participant, his or her guardian, committee or other authorized representative, or (iii) such cessation of employment shall be because of death, in which case an Incentive Stock Option shall be exercisable within a period of three (3) months, and a non-qualified stock option shall be exercisable within a period of one (1) year following the date of death by the Participant’s Beneficiary; provided, however, that in no event may an Option be exercised after the expiration date thereof.

(f)

Acceleration.  Notwithstanding anything to the contrary set forth in the Plan, but subject to Section 3(b) of the Plan, the Board shall have the power to cause all Options then outstanding to be deemed to have been amended to permit the exercise thereof in whole or in part by the holder at any time or from time to time.  To the extent that an acceleration of the exercisability of an Incentive Stock Option pursuant to this paragraph causes the aggregate Fair Market Value of Class A Shares (determined as of the time the Option with respect to such stock was granted) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan (or any other plan of the Company or a Parent or Subsidiary providing for the grant of Incentive Stock Options) to exceed US$100,000, such Options shall be treated as Nonqualified Stock Option.

(g)

General Restriction.  Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the Class A Shares issuable or transferable upon exercise thereof upon any securities exchange or under any state, provincial or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or transfer of Class A Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

10.

Other Stock-Based Awards.

The Committee may grant Other Stock-Based Awards under the Plan which are in the form of, or denominated in, Class A Shares, including units based on Class A Shares or Other Stock-Based Awards valued using measures other than market value, if deemed by the Committee in its discretion to be consistent with the purposes of the Plan and in compliance with applicable securities laws and the requirements of any stock exchange on which the Class A Shares are listed.  Subject to the terms of the Plan, the Committee shall determine the form of such Other Stock-Based Awards, the number of Class A Shares to be granted or covered pursuant to such Other Stock-Based Awards and all other terms and conditions of such Other Stock-Based Awards.

The Committee may condition the grant, exercisability or vesting of Other Stock-Based Awards upon the attainment of specified performance criteria set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective performance goals for the grant, exercisability or vesting of such Other Stock-Based Awards based on a performance period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the performance goals are substantially uncertain.  Such performance goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.  To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable performance goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

11.

Certificates for Awards of Class A Shares

(a)

Subject to Section 6(e), each Participant entitled to receive Class A Shares under the Plan shall be issued a certificate for such shares.  Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

(b)

The Company shall not be required to issue or deliver any certificates for Class A Shares prior to (i) the listing of such shares on any stock exchange or quotation system on which the Class A Shares may then be listed or quoted and (ii) the completion of any registration, qualification, approval or authorization of such Class A Shares under any federal, provincial or state law, or any ruling or regulation or approval or authorization of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

(c)

All certificates for Class A Shares delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Class A Shares are then listed and any applicable federal, provincial or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.  The foregoing provisions of this Section 11(c) shall not be effective if and to the extent that the Class A Shares delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if and so long as the Committee determines that application of such provisions is no longer required or desirable.  In making such determination, the Committee may rely upon an opinion of counsel for the Company.

(d)

Each Participant who receives an award of Class A Shares shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares (if any) and receive dividends and other distributions (if any).  No Participant shall have any right as a shareholder with respect to any shares subject to such Award prior to the date of issuance to him or her of a certificate or certificates for such shares.

(e)

In the discretion of the Committee and with the consent of a Participant, the requirement set out in subsection 11(a) that the Participant is entitled to the issue of a certificate for Class A Shares may be dispensed with provided arrangements are made to record the Participant's ownership rights to Class A Shares in a "book-based " or other recognized securities certificateless ownership system.

12.

Beneficiary

(a)

Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death.  A Participant may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee.  The last such designation, or change or revocation thereof, shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.

(b)

If no such Beneficiary designation is in effect at the time of a Participant’s death, or if no designated Beneficiary survives the Participant or if such designation conflicts with law, the Participant’s estate or the person or persons to whom the Participant’s rights under the Award shall pass by the Participant’s will or the laws of descent and distribution shall be entitled to receive the Award, if any, payable under the Plan upon his or her death.  If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

13.

Administration of the Plan

(a)

The Plan shall be administered by a committee or subcommittee of the Board, which shall consist of two or more persons, as appointed by the Board and serving at the Board’s pleasure, each of whom shall be a member of the Board and is intended to be (i) to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule or regulation, a “nonemployee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” as defined under Section 303A.02 of the NYSE Listed Company Manual or such other applicable stock exchange rule.  Except as provided in Section 8, no member of the Committee shall have been granted Options under the Plan or have been granted or awarded an Option or other right with respect to equity securities of the Company pursuant to any other plan of the Company at the time within the one-year period immediately preceding the member’s appointment to the Committee.  To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.  If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, interpretations or other actions of the Committee.

(b)

All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

(c)

The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof and any related Award agreement, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes.

(d)

The Committee shall have full power, discretion and authority to prescribe and rescind rules, regulations and policies for the administration of the Plan.

(e)

The Committee’s decisions and determinations under the Plan and with respect to any Award granted thereunder need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

(f)

The Committee shall keep minutes of its actions under the Plan.  The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

(g)

The Committee may employ such legal counsel, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent.  All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

(h)

No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted or not granted under it.  Each member of former member of the Committee or the Board shall be indemnified and held harmless by the Company against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of an act or omission to act in connection with the Plan unless arising out of such member’s or former member’s own fraud or bad faith.  Such indemnification shall be in addition to any rights of indemnification or insurance the members or former members may have as directors or under the by-laws of the Company or otherwise.

14.

Amendment or Discontinuance

The Board may, at any time, amend or terminate the Plan, except that no amendment shall increase the maximum number of shares which may be optioned (except in accordance wit the provisions of Section 15 hereof), change the class of employees eligible to receive Options, decrease the option price, extend the terms of the Plan, alter the performance goals for Other Stock-Based Awards, or, except in accordance with Section 4(c), award any Option in replacement of a canceled Option with a higher exercise price than the replacement award, without the prior approval of a simple majority of the votes cast by the holders of the Class B voting shares of the Company at a meeting duly called for such purpose.  All such amendments to the Plan, whether or not requiring shareholder approval, shall be subject to the approval, if applicable, or any stock exchange upon which the shares of the Company are listed.  The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board.  No amendment shall become effective unless approved by affirmative vote of the Company’s shareholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934, the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code or any successor provisions under the Code, the requirements of the New York Stock Exchange Listed Company Manual, or any other rule or regulation.  No amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any recipient of a previously granted award without his or her consent unless the amendment or termination is necessary of desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934, the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code or any successor provisions under the Code, the requirements of the New York Stock Exchange Listed Company Manual, or any other rule or regulation.  Except as otherwise provided herein, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code.

15.

Adjustments in Event of Change in Class A Shares

(a)

In the event of any recapitalization, reclassification, stock dividend, split-up or consolidation of Class A Shares, reorganization, amalgamation, combination, merger or consolidation of the Company, or other event affecting the Class A Shares as determined by the Committee, the Committee shall make appropriate adjustments in the number and kind of securities which may be issued pursuant to Awards under the Plan, including Awards then outstanding.  Upon the occurrence of any other event, the Committee may make such adjustments to the terms, conditions or restrictions on securities or Awards as the Committee deems equitable with respect to such event.

(b)

The existence of any Awards does not affect in any way the right or power of the Company or its shareholders to make, authorize or determine any adjustment, recapitalization, reclassification, stock dividend, split-up, consolidation of Class A Shares, reorganization or any other change in the Company’s capital structure or its business, or any amalgamation, combination, merger or consolidation involving the Company, to create or issue any bonds, debentures, Class A Shares or other securities of the Company or to determine the rights and conditions attaching thereto, to effect the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or to effect any other corporate act or proceeding, whether of a similar character or otherwise, whether or not any such action referred to in this Section 15(a) would have an adverse effect on the Plan or any Award granted hereunder.

(c)

No fractional Class A Shares will be issued on the exercise of an Award.  Accordingly, if, as a result of any adjustment under this Section 15, a Participant would become entitled to a fractional Class A Share, the Participant has the right to acquire only the adjusted number of full Class A Shares and no payment or other adjustment will be made with respect to the fractional Class A Shares so disregarded.

16.

Miscellaneous

(a)

Nothing in the Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

(b)

No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

(c)

No Participant shall have any claim to an Award until it is actually granted under the Plan.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.  All payments of Awards provided for under the Plan shall be paid by the Company either by issuing Class A Shares or by delivering cash from the general funds of the Company or other property of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established in connection with the Plan.  The Company shall not be required to establish a special or separate fund or other segregation of assets to assure any payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder the participant shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments.

(d)

At the time of any exercise of any Option under the Plan, the Committee may, if it shall deem it necessary or desirable for any reason connected with any applicable law or regulation of any governmental authority relating to the regulation of securities, require as a condition to the issuance of any Class A Shares to the Participant that the Participant represent in writing to the Company that it is his or her then intention to acquire the shares for investment and not with a view to the distribution thereof.  In the event such a representation is required and made, no shares shall be issued to the Participant unless and until the Company is satisfied with the correctness of such representation.  Certificates for shares as to which such representation is required and made may, in the discretion of the Committee, and subject to any applicable securities laws or the requirements of any stock exchange upon which the Class A Shares are listed, be endorsed with a legend noting such representations.

(e)

Any Participant who disposes of any Class A Shares acquired through the exercise of an Option granted under the Plan either (a) within two years from the date of the grant of the Option pursuant to which the subject shares were acquired or (b) within one year after the issue of such shares of the Participant, shall promptly notify the Company of such disposition and the amount of consideration realized upon such disposition.

(f)

If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Company therefor.

(g)

The right of any Participant or other person to any Award under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 9 with respect to the designation of a Beneficiary or as may otherwise be required by law.  If, by reason of any attempted assignment, transfer, pledge or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Participant or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Participant or his or her Beneficiary, then the Committee may terminate such person’s interest in any such payment and direct that the same be held and applied to or for the benefit of the Participant, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Participant, (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

(h)

Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review to all Eligible Employees and Non-Employee Directors at all reasonable times at the Company’s administrative offices.

(i)

The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with Participant or his or her Beneficiary, for the withholding of any federal, provincial, state or local taxes.  The Committee may in its discretion permit the payment of such withholding taxes by authorizing the Company to withhold Class A Shares to be issued, or by delivering to the Company shares of Class A Shares owned by the Participant or Beneficiary, in either case having a Fair Market Value equal to the amount of such taxes.

(j)

The Plan and the grant of Awards shall be subject to all applicable federal, state and provincial laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required.

(k)

To the extent applicable, the Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.  To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.

(l)

The Plan is an “unfunded” plan for incentive and deferred compensation.  With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

(m)

No Award granted or amount paid with respect to any Award under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Participating Company nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, except as may be specifically provided for in any such retirement or benefit plan.

(n)

All elections, designations, requests, notices, instructions and other communications from a Participant, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

(o)

The terms of the Plan shall be binding upon the Company and its successors and assigns.

(p)

Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an Eligible Employee or Non-Employee Director while he or she is absent on leave.

(q)

Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions hereof.

17.

Effective Date and Shareholder Approval

The Effective Date of the Plan shall be December 11, 2006, subject to approval by the holders of a majority of Class B voting Shares present in person or by proxy at the Company’s 2007 Annual and Special Meeting of Shareholders.  No Awards will be granted under the Plan after the expiration of ten years from the Effective Date, but Awards granted prior to such date may extend beyond that date; provided that no Other Stock-Based Award that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the shareholder approval of the Plan unless the performance criteria set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the shareholders of the Company no later than the first shareholder meeting that occurs in the fifth year following the year in which the shareholders of the Company approve the performance goals set forth on Exhibit A.

THIS DOCUMENT CONSTITUTES PART OF THE PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OF THE UNITED STATES.

EXHIBIT A

PERFORMANCE GOALS

Performance Goals established for purposes of the grant and/or exercisability of Awards intended to be “performance-based” under Section 162(m) of the Code shall consist of objective tests based on one or more of the following (“Performance Goals”): (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets of the Company (or any subsidiary, division, other operational unit of the Company or administrative department); (ii) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits of the Company, including without limitation that attributable to continuing and/or other operations of the Company (or in either case a subsidiary, division, other operational unit or administrative department of the Company); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of certain target levels of, or a specified percentage increase in, earnings per share or earnings per share from continuing operations of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (vi) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or EBITDA of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed (including, without limitation, return on invested capital or return on committed capital of the Company (or any subsidiary, division, other operational unit or administrative department of the Company)); (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholder equity of the Company (or any subsidiary, division, other operational unit or administrative department of the Company); (ix) the attainment of certain target levels of, or a percentage increase in, market share; (x) the attainment of certain target levels of, or a percentage increase in, in the Company’s stock price; (xi) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; (xii)  the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of or increase in, all or a portion of controllable expenses or costs or other expenses or costs of the Company, subsidiary, parent, division, operational unit or administrative department; (xiii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; or (xiv) the attainment of certain target levels of, or a percentage increase in customer satisfaction based on customer surveys or other objective measuring methods.

In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of peer companies.  To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.